Exhibit 99.1

Page
Sycamore Creek

Independent Auditors’ Report	F-1

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 (Audited) and Nine Months Ended September 30, 2010 (Unaudited)	F-2

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 (Audited) and Nine Months Ended September 30, 2010 (Unaudited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.	F-5

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2010 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009 (Unaudited)	F-7

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Sycamore Creek, located in Corona, California (the “Property”) for the year ended December 31, 2009 (the “financial statement”). The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF LLP

New York, New York
November 17, 2010

SYCAMORE CREEK
     STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2009	Nine Months Ended September 30, 2010 (Unaudited)
Revenues
Rental income (note 3)	$1,442	$1,134
Other income	—	—
Total revenues	1,442	1,134

Certain Expenses
Utilities	36	32
Cleaning services	13	16
Repairs, maintenance, and supplies	59	56
Real estate taxes	152	125
Insurance	25	9
General & administrative	8	1
Total expenses	293	239

Excess of revenues over certain expenses	$1,149	$895

See accompanying notes to statements of revenues and certain expenses.

SYCAMORE CREEK
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2009 (AUDITED) AND
NINE MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)

1.	Business and Organization

Sycamore Creek (the “Property”) is a shopping center located in Corona, California.  The Property is owned by Shops at Sycamore Creek, LLC.  The Property, which has one anchor tenant, has an aggregate gross rentable area of approximately 74,198 square feet.  The anchor tenant occupies approximately 48,119 square feet.

On September 30, 2010, the Property was acquired by ROIC California, LLC, a wholly-owned subsidiary of Retail Opportunity Investments Corp. (the “Company”), an unaffiliated party.

2.	Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statements of Revenues and Certain Expenses (the “financial statement”) have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.	Leases

The Property is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2009, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2010	$1,212,749
2011	1,272,965
2012	1,281,452
2013	1,246,893
2014	1,096,707
Thereafter	13,768,414
$19,879,180

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Property’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to an increase in rental income for the year ended December 31, 2009 and nine months ended September 30, 2010 of $85,200 and $74,400, respectively.

4.	Commitments and Contingencies

None.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of the property known as Sycamore Creek (the “Property”) on the first day of each period presented.

The purchase price is calculated based on a 20/80 allocation to Land and Building, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2009 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ending September 30, 2010. The pro forma consolidated financial statements do not purport to represent the Company’s results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred by the first day of the periods presented; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(UNAUDITED)
(in thousands, except per share data)

	Company Historical	Sycamore Creek	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$7,082	$954	$8	(1)	$8,044
Recoveries from tenants	1,640	180			1,820
Mortgage receivable	636		—		636
Total revenues	9,358	1,134	8		10,500

Operating expenses Property operating	1,360	113			1,473
Property taxes	945	125			1,070
Depreciation and amortization	2,920		265	(2)	3,185
General & Administrative Expenses	6,347	1			6,348
Acquisition transaction costs	1,479		15	(3)	1,494
Total operating expenses	13,051	239	280		13,570

Operating (loss) income	(3,693)	895	(272)		(3,070)
Non-operating income (expenses) Interest expense	(77)				(77)
Interest income	936		(58	)(4)	878
Net loss (income) attributable to Retail Opportunity Investments Corp.	$(2,834)	$895	$(330)		$(2,269)

Pro forma weighted average shares outstanding – basic and diluted	41,570				41,570

Pro forma loss per share Basic and diluted:	$(0.07)				$(0.05)

Pro forma dividends per common share:	$0.12				$0.12

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
(UNAUDITED)

(in thousands, except per share data)

	Company Historical	Sycamore Creek	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$46	$1,241	$9	(1)	$1,296
Recoveries from tenants	—	201	—		201
Total revenues	46	1,442	9		1,497

Operating expenses Property operating	9	133			142
Property taxes	—	152			152
Depreciation and amortization	29		354	(2)	383
General and administrative	11,145	8			11,153
Property acquisition costs	202		25	(3)	227
Total operating expenses	11,385	293	379		12,057

Operating (loss) income	(11,339)	1,149	(370)		(10,560)
Interest income	1,705		(74	)(4)	1,631
(Loss) Income before Provision for Income Taxes	(9,634)	1,149	(444)		(8,929)
Benefit for Income Taxes	(268)				(268)
Net loss (income) for the period	$(9,366)	$1,149	$(444)		$(8,661)

Pro forma weighted average shares outstanding – basic and diluted	49,735				49,735

Pro forma loss per share Basic and diluted:	$(0.19)				$(0.17)

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(Dollar amounts in thousands, except per share data)

Adjustments to the Pro Forma Consolidated Statement of Operations

1.
Reflects the pro forma adjustment of $8 and $9 for the nine month period ended September 30, 2010 and year ended December 31, 2009, respectively, to record operating rents on a straight-line basis beginning January 1, 2009.

2.
Reflects the estimated depreciation for the Property based on estimated values allocated to building at the beginning periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows:

	Estimated Useful Life	Nine Months Ended September 30, 2010 Depreciation Expense	Year Ended December 30, 2010 Depreciation Expense

Building	39 years	$265	$354

3.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.
4.	Reflects the pro forma adjustment to interest income to assume the acquisition has been made on the first day of the periods presented.